UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2006
Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253

(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, TX 77040

(Address of principal executive offices, including zip code)

(713) 329-6800

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Increase in Retainer for Finance & Audit Committee Chair

On October 19, 2006, the Board of Directors voted to increase the annual retainer for the chair person of the Finance & Audit Committee to $14,000 from $7,000.

Grants of Incentive Stock Options and Restricted Stock for Executive Officers

On October 19, 2006, pursuant to the Luby’s Incentive Stock Plan, the Board of Directors of Luby’s, Inc. (the "Company") approved grants of options to purchase shares of the Company’s common stock for the following executive officers: Christopher J. Pappas, President and Chief Executive Officer (86,089 options); Harris J. Pappas, Chief Operating Officer (86,089 options); Ernest Pekmezaris, Senior Vice President and Chief Financial Officer (23,658 options); and Peter Tropoli, Senior Vice President, General Counsel and Secretary (23,658 options). The exercise price of each stock option is $10.18, the closing market price on the date of the grant, and the options vest and become exercisable in equal installments on each of the first four anniversaries of the date of grant. Vested options must be exercised within six years of the grant date.

The Board also approved grants of the Company’s common stock in the form of restricted stock. Mr. Pekmezaris received 3,286 shares of restricted stock, and Mr. Tropoli received 3,154 shares of restricted stock. The restricted stock fully vests and becomes unrestricted on October 19, 2009. The restricted stock is valued at the closing price of the Company’s common stock of $10.18 per share on October 19, 2006. If not vested, the restricted stock will automatically expire and terminate, and will be forfeited to the Company, on the date that the grantee’s employment is terminated, except upon retirement on or after the grantee’s 65th birthday, death, permanent and total disability, a leave of absence by the grantee or a change of control of the Company, as defined in the award agreement.

Incentive Compensation for Executive Officers

The Board of Directors also approved awards of incentive compensation for each of Messrs. Pappas, Pekmezaris and Tropoli for fiscal year 2006 and payable in October 2006, in the amounts listed below:

Name and Position	Fiscal 2006 Incentive Compensation
Christopher J. Pappas President and Chief Executive Officer	$181,951
Harris J. Pappas Chief Operating Officer	$181,951
Ernest Pekmezaris Senior Vice President and Chief Financial Officer	$63,110
Peter Tropoli Senior Vice President General Counsel and Secretary	$95,321

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1 Form of Restricted Stock Award Agreement

Exhibit 10.2 Form of Incentive Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date:	October 23, 2006	By:	/s/Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer